UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) February 3, 2005 (January 31, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Agreement

On January 31, 2005, we entered into a $550,000,000 Term Loan Agreement with the Lenders referred to therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc. as Syndication Agent and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.

This facility matures on September 30, 2005, however, we are required to prepay amounts outstanding under this facility with net cash proceeds we receive from the disposition of our Wright Express subsidiary or the material entities comprising our Marketing Services segment. Borrowings under this facility bear interest at LIBOR plus a margin of 37.5 basis points. In the event that the credit ratings assigned to us by nationally recognized debt rating agencies are downgraded to a level below our ratings as of September 30, 2004, the interest rate will increase to LIBOR plus a margin of 45.0 basis points. The facility also requires us to maintain a debt to capitalization ratio (as defined in the credit agreement) of less than 0.5 to 1 and an interest coverage ratio (as defined in the credit agreement) of more than 3 to 1. A copy of the credit agreement, attached as Exhibit 10.1, is incorporated by reference herein.

Relocation Financing Program

On January 31, 2005, we also restructured our relocation financing program through the issuance of a series of secured variable funding notes in an aggregate amount not to exceed $550,000,000. The notes bear interest at variable rates and were sold to a group of four commercial paper conduits. The variable funding program replaces a term note financing arrangement and two series of variable funding notes that had been placed with two asset backed commercial paper conduits. The notes are payable from and secured by relocation receivables originated by our subsidiaries comprising our relocation business. Cendant has replaced PHH Corporation as performance guarantor for the program and the parent company of our subsidiaries that comprise our Real Estate Franchise and Operations segment has also provided a performance guaranty for the program. The agreements material to our relocation financing program, as restructured, are attached as Exhibits 10.2 through 10.9 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1
$550,000,000 Term Loan Agreement, dated as of January 31, 2005, among Cendant Corporation, as Borrower, the Lenders referred to therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc. as Syndication Agent and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.

10.2	Purchase Agreement dated as of April 25, 2000 by and between Cendant Mobility Services Corporation, as originator and Cendant Mobility Financial Corporation, as buyer.
10.3	Receivables Purchase Agreement dated as of April 25, 2000 by and between Cendant Mobility Financial Corporation, as originator and seller, and Apple Ridge Services Corporation, as buyer.
10.4
Transfer and Servicing Agreement dated as of April 25, 2000, by and between Apple Ridge Services Corporation, as transferor, Cendant Mobility Services Corporation, as originator and servicer, Cendant Mobility Financial Corporation, as originator and Apple Ridge Funding LLC (now known as Cendant Mobility Client-Backed Relocation Receivables Funding LLC), as transferee and Bank One, National Association (now JPMorgan Chase Bank, National Association), as indenture trustee.

10.5
Performance Guaranty dated as of April 25, 2000 executed by PHH Corporation in favor of Cendant Mobility Financial Corporation and Apple Ridge Funding LLC (now known as Cendant Mobility Client-Backed Relocation Receivables Funding LLC).

10.6
Assignment and Assumption Agreement Relating to Performance Guaranty entered into December 20, 2004 by PHH Corporation and Cendant Corporation and was agreed and consented to and accepted by Cendant Mobility Financial Corporation, Apple Ridge Funding LLC (now known as Cendant Mobility Client-Backed Relocation Receivables Funding LLC), JPMorgan Chase Bank, National Association, as indenture trustee.

10.7
Omnibus Amendment, Agreement and Consent entered into December 20, 2004 among Cendant Mobility Services Corporation, Cendant Mobility Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC (now known as Cendant Mobility Client-Backed Relocation Receivables Funding LLC), JPMorgan Chase Bank, National Association, as indenture trustee, The Bank of New York, as paying agent, the insurer and series enhancer and the then existing commercial paper conduits and banks as noteholders or committed purchasers.

10.8
Second Omnibus Amendment, Agreement and Consent entered into January 31, 2005 among Cendant Mobility Services Corporation, Cendant Mobility Financial Corporation, Apple Ridge Services Corporation, Cendant Mobility Client-Backed Relocation Receivables Funding LLC, JPMorgan Chase Bank, National Association, as indenture trustee, The Bank of New York, as paying agent, the insurer and series enhancer and the then existing commercial paper conduits and banks as noteholders or committed purchasers.

10.9
Indenture Supplement dated as of January 31, 2005 among Cendant Mobility Client-Backed Relocation Receivables Funding LLC, JPMorgan Chase Bank, National Association, as indenture trustee, and The Bank of New York, as paying agent, authentication agent, transfer agent and registrar.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date:  February 3, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated February 3, 2005 (January 31, 2005)

EXHIBIT INDEX

10.1
$550,000,000 Term Loan Agreement, dated as of January 31, 2005, among Cendant Corporation, as Borrower, the Lenders referred to therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc. as Syndication Agent and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.

10.2	Purchase Agreement dated as of April 25, 2000 by and between Cendant Mobility Services Corporation, as originator and Cendant Mobility Financial Corporation, as buyer.
10.3	Receivables Purchase Agreement dated as of April 25, 2000 by and between Cendant Mobility Financial Corporation, as originator and seller, and Apple Ridge Services Corporation, as buyer.
10.4
Transfer and Servicing Agreement dated as of April 25, 2000, by and between Apple Ridge Services Corporation, as transferor, Cendant Mobility Services Corporation, as originator and servicer, Cendant Mobility Financial Corporation, as originator and Apple Ridge Funding LLC (now known as Cendant Mobility Client-Backed Relocation Receivables Funding LLC), as transferee and Bank One, National Association (now JPMorgan Chase Bank, National Association), as indenture trustee.

10.5
Performance Guaranty dated as of April 25, 2000 executed by PHH Corporation in favor of Cendant Mobility Financial Corporation and Apple Ridge Funding LLC (now known as Cendant Mobility Client-Backed Relocation Receivables Funding LLC).

10.6
Assignment and Assumption Agreement Relating to Performance Guaranty entered into December 20, 2004 by PHH Corporation and Cendant Corporation and was agreed and consented to and accepted by Cendant Mobility Financial Corporation, Apple Ridge Funding LLC (now known as Cendant Mobility Client-Backed Relocation Receivables Funding LLC), JPMorgan Chase Bank, National Association, as indenture trustee.

10.7
Omnibus Amendment, Agreement and Consent entered into December 20, 2004 among Cendant Mobility Services Corporation, Cendant Mobility Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC (now known as Cendant Mobility Client-Backed Relocation Receivables Funding LLC), JPMorgan Chase Bank, National Association, as indenture trustee, The Bank of New York, as paying agent, the insurer and series enhancer and the then existing commercial paper conduits and banks as noteholders or committed purchasers.

10.8
Second Omnibus Amendment, Agreement and Consent entered into January 31, 2005 among Cendant Mobility Services Corporation, Cendant Mobility Financial Corporation, Apple Ridge Services Corporation, Cendant Mobility Client-Backed Relocation Receivables Funding LLC, JPMorgan Chase Bank, National Association, as indenture trustee, The Bank of New York, as paying agent, the insurer and series enhancer and the then existing commercial paper conduits and banks as noteholders or committed purchasers.

10.9
Indenture Supplement dated as of January 31, 2005 among Cendant Mobility Client-Backed Relocation Receivables Funding LLC, JPMorgan Chase Bank, National Association, as indenture trustee, and The Bank of New York, as paying agent, authentication agent, transfer agent and registrar.